UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                July 7, 2005

TELTRONICS, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-17893 (Commission File Number)	59-2937938 (IRS Employer Identification Number)

2150 WHITFIELD INDUSTRIAL WAY, SARASOTA, FLORIDA (Address of principal executive offices)	34243 (zip code)

Registrant's telephone number, including area code                         (941) 753-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into A Material Definitive Agreement

         On July 6, 2005, the Registrant entered into a Revolving Credit, Term Loan And Security Agreement with CapitalSource Finance, LLC of Chevy Chase, Maryland ("Lender") under which the Registrant: (i) established a revolving credit facility in a maximum principal amount up to $8,000,000 ("Revolving Credit Facility") and (ii) received a three year term loan in the maximum principal amount of $3,000,000 ("Term Loan"). Advances under the Revolving Credit Facility are subject to availability based upon percentages of eligible receivables and eligible inventory in accordance with a Borrowing Base formula defined in the Revolving Credit Facility. Advances under the Revolving Credit Facility bear interest at an annual rate of Prime Rate plus 2.5%. The Term Loan bears interest at an annual rate of Prime Rate plus 3.5%. Principal payments under the Term Loan are payable in 36 monthly installments subject to mandatory prepayments in certain events. The obligations of the Registrant under the Revolving Credit Facility and the Term Loan are secured by a first lien and security interest in all of the Registrant's assets. Approximately $8,100,000 of the proceeds made available by the Lender to the Registrant under the Revolving Credit Facility and the Term Loan were utilized to satisfy the Registrant's debt obligations to the CIT Group/Business Credit, Inc. and Harris Corporation.

           The Registrant also issued to an affiliate of the Lender a Common Stock Purchase Warrant ("Common Stock Purchase Warrant") for an aggregate of 236,236 shares of the Registrant's Common Stock exercisable at any time prior to the later of: (i) ten years and (ii) six years after payment in full of all obligations of the Registrant under the Revolving Credit Facility and the Term Loan at an initial price of $0.35 per share subject to increase under certain conditions.

           There are numerous other provisions in the Revolving Credit, Term Loan And Security Agreement and Common Stock Purchase Warrant filed as Exhibits to this Report on Form 8-K which are important in order to derive the full understanding of the terms of the Revolving Credit Facility, Term Loan and Common Stock Purchase Warrant, including various financial and other covenants of the Registrant. The above summary is qualified in its entirety by reference to the text and the terms and conditions of the Exhibits to this Report on Form 8-K.

Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits:
	10.1	Revolving Credit, Term Loan and Security Agreement between Teltronics, Inc. and CapitalSource Finance LLC dated July 6, 2005.
	10.2	Common Stock Purchase Warrant covering 236,236 shares of Common Stock of Teltronics, Inc. issued to CapitalSource Finance LLC dated July 6, 2005.
	99	Press Release issued by the Company July 11, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TELTRONICS, INC. (Registrant)
Date: July 12, 2005	By:	/s/ Ewen R. Cameron Ewen R. Cameron President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Revolving Credit, Term Loan and Security Agreement between Teltronics, Inc. and CapitalSource Finance LLC dated July 6, 2005.
10.2	Common Stock Purchase Warrant covering 236,236 shares of Common Stock of Teltronics, Inc. issued to CapitalSource Finance LLC dated July 6, 2005.
99	Press Release issued by the Company July 11, 2005.